                                                                    EXHIBIT 10.5


                       MANAGEMENT STOCK OPTION AGREEMENT
                       ---------------------------------

          MANAGEMENT STOCK OPTION AGREEMENT, dated as of               , 1998,
by and between Jafra Cosmetics International, Inc., a Delaware corporation (the "Company") and the grantee, an employee of the Company, whose name appears on
 -------
the signature page hereof (the "Grantee").
                                -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company is an indirect wholly-owned subsidiary of CDRJ Investments (Lux) S.A., a Luxembourg societe anonyme ("Holding");
                                                       -------

          WHEREAS, the Board of Directors of the Company (the "Board"), in
                                                               -----
consultation with the Board of Directors of Holding (the "Holding Board"), has
                                                          -------------
determined that it is in the best interest of Holding and its shareholders for the Company to grant options to purchase from the Company shares of Holding's Class A voting shares, par value $2.00 per share (the "Common Stock"), to select
                                                       ------------
members of the management of the Company or its Subsidiaries (as defined herein) in order to motivate and align the interests of such individuals with those of Holding's shareholders, and in connection therewith, the Board has established the Amended and Restated Jafra Cosmetics International, Inc. Stock Incentive Plan (the "Plan");
           ----

          WHEREAS, the Company and Holding have entered into a warrant agreement, as amended (the "Holding Warrant"), pursuant to which the Company
                             ---------------
may purchase a number of shares of Common Stock from Holding equal to the number of shares of Common Stock covered by options granted under the Plan;

          WHEREAS, the Company and the Grantee have entered into an Employment Agreement, dated as of Employment Agreement Date (as the same may be amended from time to time, the "Employment Agreement"), providing for, among other
                        --------------------
things, the grant to the Grantee of the stock options described herein;

          WHEREAS, the Grantee and the Company desire to enter into an agreement to evidence and confirm the grant of such stock options on the terms and conditions set forth herein;

          NOW, THEREFORE, to evidence the stock options so granted, and to set forth the terms and conditions governing such stock options, the Company and the Grantee hereby agree as follows:

     1.  Certain Definitions.  As used in this Agreement, the following terms
         -------------------
shall have the following meanings:

          (a)  "Acquisition" shall mean the acquisition, on April 30, 1998, by
                -----------
     Holding and certain of its Subsidiaries (as defined herein) from The Gillette Company of substantially all of the assets of the worldwide Jafra cosmetics business (the "Acquisition").
                              -----------

          (b)  "Acquisition Agreement" shall mean the Acquisition Agreement,
                ---------------------
     dated as of January 26, 1998, by and among CDRJ Holding Company, a Cayman Islands exempt company, Holding and The Gillette Company, as amended from time to time.

          (c)  "Affiliate" shall mean, with respect to any Person, any other
                ---------
     Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with the first Person, including but not limited to a Subsidiary of the first Person, a Person of which the first Person is a Subsidiary, or another Subsidiary of a Person of which the first Person is also a Subsidiary.

          (d)  "Annual EBITDA Target" shall mean, with respect to each of the
                --------------------
     five Fiscal Years ending after the date hereof that are included in the Business Plan, the EBITDA targeted for such Fiscal Year in the Business Plan; provided, however, that in the event Holding or any Subsidiary
           --------  -------
     consummates a significant acquisition, disposition or other corporate transaction or series of transactions that, in the judgement of the Board, would reasonably be expected to impact the consolidated earnings of Holding and the Subsidiaries, the EBITDA Target for the relevant Fiscal Years may be appropriately adjusted by the Board to reflect such transaction or series of transactions.

          (e)  "Applicable Percentage" shall mean, as of any date of
                ---------------------
     determination, the quotient, expressed as a percentage, of (i) the actual,
                                                                 -
     aggregate EBITDA achieved by Holding and the Subsidiaries during the relevant Fiscal Year divided by (ii) the Annual EBITDA Target for such
                                      --
     Fiscal Year.

          (f)  "Applicable Share Valuation" shall mean the annual valuation of
                --------------------------
     the Common Stock performed as of the last day of the last Fiscal Year ending prior to the Determination Date by an independent valuation firm chosen by the Board, except that, in the case of a Determination Date occurring during the fourth fiscal quarter of any Fiscal Year beginning with the fourth quarter of the 1998 Fiscal Year, the term "Applicable Share
                                                                ----------------
     Valuation" shall mean the annual valuation of the Common Stock performed as
     ---------
     of the last day of such fourth fiscal quarter by an independent valuation firm chosen by the Holding Board. Such annual valuations shall be performed as promptly as practicable following the end of each Fiscal Year, beginning with the 1998 Fiscal Year.

          (g)  "Board" shall have the meaning set forth in the recitals hereto.
                -----

          (h)  "Business Plan"  shall mean the business plan of Holding and the
                -------------
     Subsidiaries for the first five Fiscal Years ending after the date of the closing of the Acquisition, as approved by the Board in consultation with the Holding Board.

          (i)  "CD&R Fund" shall mean the Clayton, Dubilier & Rice Fund V
                ---------
     Limited Partnership, a Cayman Islands exempted limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

          (j) "CDRJ Group" shall mean Holding and its subsidiaries.
               ----------

          (k) "CDRJ North Atlantic" shall mean CDRJ North Atlantic (Lux) Sarl, a
               -------------------
     wholly-owned subsidiary of Holding, and of which the Company is a wholly-owned subsidiary.

          (l)  "Cause" shall have the meaning assigned to such term in the
                -----
     Employment Agreement.

          (m)  "Change in Control" shall mean, with respect to Holding, CDRJ
                -----------------
     North Atlantic or the Company, the first to occur after the date hereof of the following events:

               (i) the acquisition by any person, entity or "group" (as defined in section 13(d) of the Exchange Act) (other than (x) any member of
                                                             -
          the CDRJ Group, (y) any employee benefit plan of any member of the
                           -
          CDRJ Group, or (z) the CD&R Fund or any Affiliate of the CD&R Fund)
                          -
          through one transaction or a series of related transactions of 50% or more of the combined voting power of the then outstanding voting securities of Holding, CDRJ North Atlantic or the Company, as the case may be;

               (ii) the merger or consolidation of Holding, CDRJ North Atlantic or the Company as a result of which persons who were stockholders of Holding CDRJ North Atlantic or the Company, as the case may be, immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

               (iii) the liquidation or dissolution of Holding, CDRJ North Atlantic or the Company (other than a dissolution occurring upon a merger or consolidation thereof) other than a liquidation of CDRJ North Atlantic or the Company, as the case may be, into Holding or a Subsidiary thereof or a liquidation or dissolution that is incident to a Reorganization; and

               (iv) the sale, transfer or other disposition of all or substantially all of the assets of Holding, CDRJ North Atlantic or the Company through one transaction or a series of related transactions to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of Holding or the CD&R Fund.

          (n)  "Change in Control Price" shall mean the price per share of
                -----------------------
     Common Stock paid in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Board if any part of such price is payable other than in cash).

          (o)  "Common Stock" shall have the meaning set forth in the recitals
                ------------
     hereto.

          (p)  "Company" shall have the meaning set forth in the introductory
                -------
     paragraph hereto.

          (q)  "Control" shall mean, with respect to any Person, the possession,
                -------
     directly or indirectly, severally or jointly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

          (r)  "Covered Options" shall have the meaning set forth in Section
                ---------------
     4(b) hereof.

          (i)  "Cumulative EBITDA Target" shall mean, as of any date of
                ------------------------
     determination, the sum of the Annual EBITDA Targets for each Fiscal Year in the Measurement Period ending coincident with or immediately preceding such date of determination.

          (s)  "Delay Period" shall have the meaning set forth in Section 10(c)
                ------------
     hereof.

          (t)  "Determination Date" shall mean the effective date of any
                ------------------
     termination of the Grantee's employment that gives rise to the successive rights of Holding and the CD&R Fund to purchase Covered Options pursuant to
     Section 5(c).

          (u)  "Disability" shall have the meaning assigned to such term in the
                ----------
     Employment Agreement.

          (v)   "EBITDA" shall have the meaning assigned to such term in the
                 ------
     Credit Agreement, dated as of April 30, 1998, among the Company, the other borrowers thereunder, Credit Suisse First Boston as administrative agent, and the several lenders from time to time party thereto, as such agreement may be amended from time to time.

          (w)  "Employment Agreement" shall have the meaning set forth in the
                --------------------
     recitals hereto.

          (x)  "Exchange Act" shall mean the U.S. Securities Exchange Act of
                ------------
     1934, as amended.

          (y)  "Exercise Date" shall have the meaning set forth in Section 6
                -------------
     hereof.

          (z)  "Exercise Price" shall have the meaning set forth in Section 6
                --------------
     hereof.

          (i)  "Exercise Shares" shall have the meaning set forth in Section 6
                ---------------
     hereof.

          (aa)  "Extraordinary Termination" shall mean a termination of the
                 -------------------------
     Grantee's employment with the CDRJ Group by reason of the Grantee's death,

     Disability or Retirement, by the CDRJ Group other than for Cause or by the Grantee for Good Reason.

          (bb)   "Fair Market Value" shall mean, as of any date, the fair market
                  -----------------
     value on such date of a share of Common Stock as determined in good faith by the Holding Board. In making a determination of Fair Market Value, the Holding Board shall give due consideration to such factors as it deems appropriate, provided that such factors shall include, without limitation, the earnings and certain other financial and operating information of Holding and its Subsidiaries in recent periods, the potential value of Holding and its Subsidiaries as a whole, the future prospects of Holding and its Subsidiaries and the industries in which they compete, the history and management of Holding and its Subsidiaries, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of Holding and its Subsidiaries and the Applicable Share Valuation. The determination of Fair Market Value will not give effect to any restrictions on transfer of the shares of Common Stock or the fact that such Common Stock would represent a minority interest in Holding. Notwithstanding the foregoing, following a Public Offering, Fair Market Value shall mean the average of the high and low trading prices for a share of Common Stock on the primary national exchange (including Nasdaq) on which the Common Stock is then traded on the trading day immediately preceding the date as of which such Fair Market Value is determined.

          (cc)   "Financing Agreements" shall have the meaning set forth in
                  --------------------
     Section 10(a) hereof.

          (dd)   "First Purchase Period" shall have the meaning set forth in
                  ---------------------
     Section 5(c)(i) hereof.

          (ee)   "Fiscal Year" shall mean a fiscal year of Holding ending
                  -----------
     December 31.

          (ff)   "Good Reason" shall have the meaning assigned to such term in
                  -----------
     the Employment Agreement.

          (gg)  "Grant Date" shall mean the date hereof, which is the date on
                 ----------
     which the Options are granted to the Grantee.

          (hh)  "Grantee" shall have the meaning set forth in the introductory
                 -------
     paragraph hereto.

          (ii)  "Holding Board" shall have the meaning set forth in the recitals
                 -------------
     hereto.

          (jj)  "Management Stock Subscription Agreement" shall mean the
                 ---------------------------------------
     management stock subscription agreement, substantially in the form of the draft thereof attached as an exhibit to the Plan or such other form as the Grantee and the Company, in consultation with Holding, may agree, to be entered into by Company and the Grantee in connection with the Grantee's exercise of any of the

     Options and purchase of the Shares subject to any such Options pursuant to
     Section 6 hereof.

          (kk)   "Measurement Period" shall mean, as of any date of
                  ------------------
     determination, the period commencing on the first day of the first Fiscal Year included in the Business Plan and ending on the last day of the Fiscal Year (or, in the case of a determination pursuant to Section 9(b) the last day of the fiscal quarter) ending coincident with or immediately prior to such date of determination and within the Business Plan.

          (ll)  "New Employer" shall mean the Company, or the parent or a
                 ------------
     subsidiary of such Company, immediately following a Change in Control.

          (mm)  "Normal Termination Date" shall mean the tenth anniversary of
                 -----------------------
     the date hereof.

          (nn)  "Option" shall mean the right granted to the Grantee hereunder
                 ------
     to purchase from the Company one share of Common Stock for a purchase price equal to the Option Price and otherwise subject to the terms and conditions of this Agreement. The term "Options" shall mean, collectively, the
                                   -------
     Performance Options and the Service Options granted to the Grantee hereby.

          (oo)  "Option Price" shall mean, with respect to each Share covered by
                 ------------
     an Option, the exercise price at which the Grantee may purchase such Share specified in Section 2(b) hereof.

          (pp)  "Performance Options" shall mean those Options that are subject
                 -------------------
     to the provisions of Section 3(b) hereof providing for the vesting of such Options on the basis of the financial performance of the CDRJ Group and the continued employment of the Grantee. Performance Options have been granted to the Grantee pursuant to this Agreement with respect to the number of Shares indicated on the signature page hereof under the heading "Performance Options".
     --------------------

          (qq)  "Person" shall mean any natural person, firm, partnership,
                 ------
     limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

          (rr)  "Public Offering" shall mean the first day as of which sales of
                 ---------------
     Common Stock are made to the public in the United States pursuant to an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing.

          (ss)  "Purchase Price" shall have the meaning set forth in Section
                 --------------
     5(f).

          (tt)  "Registration and Participation Agreement" shall have the
                 ----------------------------------------
     meaning set forth in Section 7(f) hereof.

          (uu)   "Reorganization" means a reincorporation of Holding in another
                  --------------
     jurisdiction, whether through a merger with or into another entity, a transfer of substantially all of its assets to another entity or other transactions having a similar result.

          (vv)  "Retirement" shall mean the Grantee's retirement from employment
                 ---------
     with Holding and its Subsidiaries at or after age 65.

          (ww)  "Rule 144" shall mean Rule 144 promulgated under the Securities
                 --------
     Act.

          (xx)  "Second Purchase Period" shall have the meaning set forth in
                 ----------------------
     Section 5(c)(i) hereof.

          (yy)   "Securities Act" shall mean the U.S. Securities Act of 1933, as
                  --------------
     amended.

          (zz)   "Service Options" shall mean those Options that are subject to
                  ---------------
     the provisions of Section 3(a) hereof providing for the vesting of such Options on the basis of the Grantee's completion of service. Service Options have been granted to the Grantee pursuant to this Agreement with respect to the number of Shares indicated on the signature page hereof under the heading "Service Options".
                        ---------------

          (aaa)   "Shares" shall mean the shares of Common Stock subject to the
                   ------
     Options.

          (bbb)   "Subsidiary" shall mean, with respect to any Person, each
                   ----------
     corporation or other Person in which the first Person owns or Controls, directly or indirectly, capital stock or other ownership interests representing 50% or more of the combined voting power of the outstanding voting stock or other ownership interests of such corporation or other Person.

          (ccc)   "Successor" shall mean, with respect to any Person, a Person
                   ---------
     that succeeds to the first Person's assets and liabilities by merger, liquidation, dissolution or otherwise by operation of law, or a Person to which all or substantially all the assets and/or business of the first Person are transferred.

          2.  Grant of Options.
              ----------------

          (a)  Confirmation of Grant.  The Company hereby evidences and confirms
               ---------------------
its grant to the Grantee, effective as of the date hereof, of (i) the Service
                                                               -
Options and (ii) the Performance Options.  The Options are not intended to be
             --
incentive stock options under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Options granted hereunder are subject to, the terms and conditions of the Plan. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern.

          (b)  Option Price.  Each Share covered by an Option shall have an
               ------------
Option Price of $100, plus any capital or other similar tax imposed on Holding in connection with the Company's exercise of the Holding Warrant in order to deliver Exercise Shares to Grantee pursuant to Section 6(a) hereof.

          3.  Exercisability.
              --------------

          (a)  Service Options.  Except as otherwise provided in Section 9(a) of
               ---------------
this Agreement and subject to the continuous employment of the Grantee with the Company or one or more members of the CDRJ Group until the applicable vesting date, the Service Options shall become vested in three equal annual installments, on each of the first three anniversaries of the Grant Date.

          (b)  Performance Options.  Except as otherwise provided in Section
               -------------------
9(a) of this Agreement and subject to the continuous employment of the Grantee with the Company or one or more members of the CDRJ Group until the applicable vesting date, the Performance Options shall become vested as follows:

          (i)  the number of Performance Options equal to the product of (x) the
                                                                          -
     Applicable Percentage multiplied by (y) one-third of the total number of
                                          -
     Performance Options granted hereunder shall become vested on each of the first three anniversaries of the Grant Date, such Applicable Percentage to be determined as of the last day of the Fiscal Year ending immediately prior the applicable anniversary date, provided in each such case that Holding and the Subsidiaries have achieved at least 85% of the Annual EBITDA Target for such Fiscal Year;

          (ii) if less than one-third of the total number of Performance Options granted hereunder shall have become vested on any of the first three anniversaries of the Grant Date in accordance with the preceding clause (i), such portion that has not become so vested shall become vested as of the first day of the Fiscal Year immediately following the Fiscal Year, if any, that the actual aggregate EBITDA achieved by Holding and the Subsidiaries during the Measurement Period equals or exceeds the Cumulative EBITDA Target as of the last day of the Measurement Period; and

          (iii) any Performance Options that do not become vested in accordance with either of the preceding clauses (i) or (ii) shall become vested on the ninth anniversary of the Grant Date.

The Board shall determine in good faith whether and the extent to which CDRJ Group has achieved any applicable performance objectives and the determination of the Board shall be conclusive.

          (c)  Conditions.  The Board, in its sole discretion but in
               ----------
consultation with the Holding Board, may accelerate the vesting or exercisability of any Option, all Options or any class of Options, at any time and from time to time. Shares covered by vested Options may, subject to the provisions hereof, be purchased at any time and from time to time on or after the date the corresponding Options become vested in accordance with the provisions of this Section 3 until the date one day prior to the date on which such Options terminate, provided that any such purchase shall be effected
                        --------
pursuant to and subject to

Sections 5 and 6 hereof and the provisions contained in the Management Stock Subscription Agreement related to the purchase of such Shares.

          4.  Termination of Options.
              ----------------------

          (a)  Normal Termination Date.  Subject to Sections 4(b) and 9, the
               -----------------------
Options shall terminate and be canceled on the Normal Termination Date.

          (b)  Early Termination.  If the Grantee's employment with the Company
               -----------------
and any other member of the CDRJ Group that employs the Grantee is voluntarily or involuntarily terminated for any reason prior to the Normal Termination Date, any Options held by the Grantee that have not become vested on or before the effective date of such termination of employment shall terminate and be canceled immediately upon such termination of employment. Subject to the provisions of Sections 5(c) and 9, all Options held by the Grantee on the effective date of such termination of employment that shall have become vested on or before such effective date (such Options, the "Covered Options") shall remain exercisable
                                   ---------------
for whichever of the following periods is applicable, and if not exercised within such period, shall automatically terminate and be canceled upon the expiration of such period: (i) if the Grantee's employment is terminated by
                            -
reason of an Extraordinary Termination, the Covered Options shall remain exercisable solely until the first to occur of (A) the six month anniversary of
                                                -
the effective date of the Grantee's termination of employment or (B) the Normal
                                                                  -
Termination Date and (ii) if the Grantee's employment is terminated for any
                      --
reason other than (A) an Extraordinary Termination or (B) for Cause, the Covered
                   -                                   -
Options shall remain exercisable for the 30 day period immediately following the earliest to occur of (x) the expiration of the Second Purchase Period, (y) the
                      -                                                 -
receipt by the Grantee of written notice from the CD&R Fund as to whether it will exercise its right to purchase any of the Covered Options pursuant to
Section 5(c)(i) and (z) the Normal Termination Date.  Notwithstanding anything
                     -
else contained in this Agreement, if the Grantee's employment with the Company and any other members of the CDRJ Group that employs the Grantee is terminated for Cause, all Options (whether or not then vested or exercisable) shall automatically terminate and be canceled immediately upon such termination. Nothing in this Agreement shall be deemed to confer on the Grantee any right to continue in the employ of the Company or any other member of the CDRJ Group, or to interfere with or limit in any way the right of the Company or any other member of the CDRJ Group to terminate such employment at any time.

          5.  Restrictions on Exercise; Non-Transferability of Options;
              ---------------------------------------------------------
Repurchase of Options.
---------------------

          (a)  Restrictions on Exercise.  Once vested in accordance with the
               ------------------------
provisions of this Agreement, the Options may be exercised only with respect to full shares of Common Stock. No fractional shares of Common Stock shall be issued. Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part, and no certificates representing Shares shall be delivered, (i) (A) unless all requisite approvals and consents of any
                     -   -
governmental authority of any kind having jurisdiction over the exercise of the Options, the delivery of the Shares upon exercise of the Options or the issuance of the Shares to the Company pursuant to the Holding Warrant shall have been secured, (B) unless the purchase of the Shares upon the exercise
          -
of the Options shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the purchase of the Shares shall have been registered under such laws, and (C)
                                                                        -
unless all applicable U.S. federal, state and local and non-U.S. tax withholding requirements shall have been satisfied or (ii) if such exercise would result in
                                           --
a violation of the terms or provisions of or a default or an event of default by Holding or any of its Subsidiaries under any of the Financing Agreements.

          (b)  Non-Transferability of Options. Except as contemplated by Section
               ------------------------------
5(c), the Options may be exercised only by the Grantee or, following his death, by the Grantee's estate. Except as contemplated by Section 5(c), the Option is not assignable or transferable, in whole or in part, and it may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than (i) by will or by
                                                               -
the laws of descent and distribution to the estate of the Grantee upon the Grantee's death or (ii) with the consent of the Board, to (A) a trust or trusts
                    --                                     -
for the exclusive benefit of the Grantee's spouse, children or grandchildren ("Family Members") or (B) a partnership or limited liability company for the
----------------       -
exclusive benefit of such Family Members of which such Family Members and/or trusts are the only partners or members, as the case may be, provided that the
                                                             --------
deceased Grantee's beneficiary or the representative of the Grantee's estate or the Grantee's permitted transferee shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Grantee.

          (c) Purchase of Options on Termination of Employment.
              ------------------------------------------------

          (i)  Termination of Employment.  If the Grantee's employment with the
               -------------------------
     Company and any other member of the CDRJ Group that employs the Grantee is terminated for any reason, the Company shall have an option to purchase all or any portion of the Covered Options and shall have 60 days from the effective date of the Grantee's termination of employment (such 60-day period being hereinafter referred to as the "First Purchase Period") during
                                                  ---------------------
     which to give notice in writing to the Grantee of its election to exercise or not to exercise such right to purchase the Covered Options. The Company hereby undertakes to use reasonable efforts to act as promptly as practicable following such termination to make such election. If the Company (i) fails to give notice that it intends to exercise its right to
              -
     purchase the Covered Options within the First Purchase Period or (ii) gives
                                                                       --
     notice of its election to purchase only a portion of the Covered Options or that it will not purchase any of the Covered Options, the CD&R Fund shall have the right to purchase all or any portion of the Covered Options not purchased by the Company, and shall have until the expiration of the earlier of (x) 60 days following the end of the First Purchase Period or
                 -
     (y) 60 days from the date of receipt by the CD&R Fund of written notice
      -
     from the Company as to whether it will exercise its right to purchase the Covered Options (such 60-day period being hereinafter referred to as the "Second Purchase Period"), to give notice in writing to the Grantee of the
     -----------------------
     CD&R Fund's exercise of its right to purchase all or any portion of such Covered Options. The Grantee shall be entitled to retain any Covered Options that are not purchased by the Company or the CD&R Fund pursuant to this Section 5(c), subject to all of the provisions of this Agreement (including, without limitation, Section 4(b)).

         (ii)  Purchase Price, etc.  All purchases pursuant to this Section 5(c)
               -------------------
     by the Company or the CD&R Fund shall be for a purchase price and effected in the manner prescribed by Sections 5(f), (g) and (h).

          (d) Notice of Termination. The Company shall give written notice of
              ---------------------
any termination of the Grantee's employment to the CD&R Fund, except that if such termination (if other than as a result of death) is by the Grantee, the Grantee shall give written notice of such termination to the Company and the Company shall give written notice of such termination to the CD&R Fund.

          (e) Public Offering.  In the event that a Public Offering has been
              ---------------
consummated, neither the Company nor the CD&R Fund shall have any rights to purchase the Covered Options pursuant to Section 5(c).

          (f) Purchase Price.  Subject to Section 10(c) hereof, the purchase
              --------------
price to be paid to the Grantee for the Covered Options purchased pursuant to
Section 5(c) (the "Purchase Price") shall be equal to the excess, if any, of (i)
                   --------------                                             -
the aggregate Fair Market Value, as of the Determination Date, of the Shares then covered by those Covered Options being purchased over (ii) the aggregate
                                                            --
Option Price for such Shares.

          (g)  Closing of Purchase; Payment of Purchase Price.  Subject to
               ----------------------------------------------
Section 10, the closing of a purchase of any Covered Options pursuant to this
Section 5 shall take place at the principal office of the Company on the tenth business day following the receipt by the Grantee of the Company's or the CD&R Fund's, as the case may be, notice of exercise of its right to purchase any such Covered Options pursuant to Section 5(c). At the closing, (i) subject to the
                                                            -
proviso below, the Company or the CD&R Fund, as the case may be, shall pay the Purchase Price to the Grantee for the Covered Options being purchased by delivery to the Grantee of cash or immediately available funds in an amount equal to such Purchase Price and such Covered Option shall be canceled and (ii)
                                                                            --
the Grantee shall deliver to the Company such instruments as the Company may reasonably request, signed by the Grantee, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature; provided,
                                                                      --------
however, that if the Determination Date occurs during the first or last fiscal
-------
quarter of any Fiscal Year, the Company or the CD&R Fund, as the case may be, may defer the payment of a portion of the Purchase Price for the Covered Options being purchased until the tenth business day following receipt by Employer of the Applicable Share Valuation (such tenth business day, the "Deferred Payment
                                                              ----------------
Date").  In the event of any such deferral, (i) at the closing of the purchase
----                                         -
of the Covered Options, the Company or the CD&R Fund, as the case may be, shall pay to the Grantee an amount (the "First Installment Amount") equal to 80% of
                                   ------------------------
the excess of (A) the aggregate Fair Market Value of the Shares then covered by
               -
the Covered Options being purchased, determined on the basis of the most recent available annual valuation of the Shares, over (B) the aggregate Option Price
                                                -
for such Shares, and (ii) no later than the Deferred Payment Date, the Company
                      --
or the CD&R Fund, as the case may be, shall pay an additional amount to the Grantee equal the sum of (A) the excess, if any, of the Purchase Price for the
                          -
Covered Options being purchased over the First Installment

Amount (the "Excess Payment") and (B) interest on the Excess Payment for the
             --------------        -
period commencing on the closing date of the purchase of the Shares and ending on the date of payment of such additional amount pursuant to this clause (ii) at the average annual cost to Holding and its Subsidiaries of its bank indebtedness obligations outstanding during such period or, if there are no such obligations outstanding, one percentage point greater than the average annual prime rate charged during such period by Chase Bank or such other nationally recognized bank designated by Holding.

          (h) Application of the Purchase Price to Certain Loans.  The Grantee
              --------------------------------------------------
agrees that the Company and the CD&R Fund shall be entitled to apply any amounts to be paid by the Company or the CD&R Fund, as the case may be, to purchase the Covered Options pursuant to this Section 5 to discharge any indebtedness of the Grantee to Holding or any Subsidiary, or indebtedness of the Grantee that is guaranteed by Holding or any Subsidiary, including, but not limited to, any indebtedness of the Grantee incurred to purchase any shares of Common Stock.

          (i) Withholding.  Whenever Shares are to be issued pursuant to the
              -----------
Options, the Company may require the recipient of the Shares to remit to the Company an amount in cash sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements as a condition to the issuance of such Shares. In the event any cash is paid to the Grantee pursuant to this Section 5 or Section 9, the Company shall have the right to withhold an amount from such payment sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements. If shares of Common Stock are traded on a national securities exchange or bid and ask prices for shares of Common Stock are quoted on the Nasdaq, the Company may, if requested by the Grantee, withhold Shares to satisfy the minimum applicable withholding requirements, subject to the provisions of the Plan and any rules adopted by the Board regarding compliance with applicable law, including, but not limited to, section 16(b) of the Exchange Act.

          6.  Manner of Exercise.  (a) To the extent that any outstanding
              ------------------
Options shall have become and remain vested and exercisable as provided in Sections 3 and 4 and subject to such reasonable administrative regulations as the Board may have adopted, such Options may be exercised, in whole or in part, by notice to the Secretary of the Company in writing given at least 15 business days prior to the date as of which the Grantee will so exercise the Options (the "Exercise Date"), specifying the number of whole Shares with respect to which
 -------------
the Options are being exercised (the "Exercise Shares") and the aggregate Option
                                      ---------------
Price for such Exercise Shares, provided that if shares of Common Stock are
                                --------
traded on a U.S. national securities exchange or bid and ask prices for shares of Common Stock are quoted over Nasdaq, notice may be given five business days before the Exercise Date. Subject to Section 6(b), on or before the Exercise Date, Holding and the Grantee shall enter into a Management Stock Subscription Agreement which shall contain (unless a Public Offering shall have occurred prior to the Exercise Date) provisions corresponding to Section 5(c) hereof. In accordance with the Management Stock Subscription Agreement, (i) on or before
                                                              -
the Exercise Date, the Grantee shall deliver to the Company full payment for the Exercise Shares in United States dollars in cash or immediately available funds in an amount equal to the product of the number of Exercise Shares, multiplied by the Option Price plus any capital or other similar tax imposed in connection
                    ----
with the issuance of the Exercise Shares to the Company upon the

Company's exercise of the Holding Warrant (collectively, the "Exercise Price")
                                                              --------------
and (ii) subject to Section 6(b), the Company shall deliver to the Grantee a
     --
certificate or certificates representing the Exercise Shares, registered in the name of the Grantee and bearing appropriate legends as provided in Section 7(b) hereof. If, as of the Exercise Date, shares of Common Stock are traded on a U.S. national securities exchange or bid and ask prices for shares of Common Stock are quoted over Nasdaq, the Grantee may, in lieu of tendering cash, tender shares of Common Stock that have been owned by the Grantee for at least six months, having an aggregate Fair Market Value on the Exercise Date equal to the Exercise Price or may deliver a combination of cash and such shares of Common Stock having an aggregate Fair Market Value equal to the difference between the Exercise Price and the amount of such cash as payment of the Exercise Price, subject to such rules and regulations as may be adopted by the Board to provide for the compliance of such payment procedure with applicable law, including section 16(b) of the Exchange Act. The Company may require the Grantee to furnish or execute such other documents as the Company, in consultation with Holding, shall reasonably deem necessary (i) to evidence such exercise, (ii) to
                                          -                              --
determine whether registration is then required under the Securities Act and
(iii) to comply with or satisfy the requirements of the Securities Act,
 ---
applicable state or non-U.S. securities laws or any other applicable law.

          (b) Notwithstanding anything herein to the contrary, the Company, in consultation with the Holding Board, may, in lieu of delivering the Exercise Shares to the Grantee, return to the Grantee the Exercise Price tendered for the Exercise Shares and pay to the Grantee an additional amount equal to the excess of (i) the Fair Market Value, as of the Determination Date, of the Exercise
    -
Shares over (ii) the Exercise Price.
             --

          7.  Grantee's Representations, Warranties and Covenants.
              ---------------------------------------------------

          (a) Investment Intention.  The Grantee represents and warrants that
              --------------------
the Options have been, and any Exercise Shares will be, acquired by the Grantee solely for the Grantee's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Grantee agrees that the Grantee will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of all or any of the Options or any of the Exercise Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any of the Options or any of the Exercise Shares), except in compliance with the Securities Act and the rules and regulations of the Commission thereunder, and in compliance with applicable state securities or "blue sky" laws and non-U.S. securities laws. The Grantee further understands, acknowledges and agrees that none of the Exercise Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of the related Management Stock Subscription Agreement shall have been complied with or have expired.

          (b) Legends.  The Grantee acknowledges that any certificate
              -------
representing the Exercise Shares shall bear an appropriate legend, which will include, without limitation, the following language:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF _____ __, ___ AND

          NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF THE ADVISORY COMMITTEE OF HOLDING. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO CERTAIN OF THE BENEFITS OF AND ARE BOUND BY CERTAIN OF THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF APRIL 30, 1998, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF HOLDING, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF THE ADVISORY COMMITTEE OF HOLDING."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE OR NON-U.S. SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION
                                                        -   -
          IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE
                                               -
          DELIVERED TO HOLDING AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO HOLDING, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR
          (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION,
           -
          REASONABLY SATISFACTORY TO COUNSEL FOR HOLDING, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS
                                                         --
          PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE AND NON-U.S. SECURITIES LAWS OR AN EXEMPTION THEREFROM."

          (c) Securities Law Matters.  The Grantee acknowledges receipt of
              ----------------------
advice from the Company that (i) the Exercise Shares have not been registered
                              -
under the Securities Act or qualified under any state securities or "blue sky" or non-U.S. securities laws, (ii) it is not anticipated that there will be any
                              --
public market for the Exercise Shares, (iii) the Exercise Shares must be held
                                        ---
indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise Shares unless the Exercise Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 is not presently available with respect
                            --
to sales of securities of the Company and the Company has made no covenant to the Grantee to make Rule 144 available, (v) when and if the Exercise Shares may
                                         -
be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) Holding
                                                                   --
does not plan to file reports with the Commission or make public information concerning Holding available unless required to do so by law or the terms of its Financing Agreements, (vii) if the exemption afforded by Rule 144 is not
                       ---
available, sales of the Exercise Shares may be difficult to effect because of the absence of public information concerning Holding, (viii) a restrictive
                                                       ----
legend in the form heretofore set forth shall be placed on the certificates representing the Exercise Shares and (ix) a notation shall be made in the
                                      --
appropriate records of Holding indicating that the Exercise Shares are subject to restrictions on transfer set forth in this Agreement and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Exercise Shares.

          (d) Compliance with Rule 144.  If any of the Exercise Shares are to be
              ------------------------
disposed of in accordance with Rule 144, the Grantee shall transmit to Holding and the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as Holding or the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

          (e) Ability to Bear Risk.  The Grantee covenants that the Grantee will
              --------------------
not exercise all or any of the Options unless (i) the financial situation of the
                                               -
Grantee is such that the Grantee can afford to bear the economic risk of holding the Exercise Shares for an indefinite period and (ii) the Grantee can afford to
                                                  --
suffer the complete loss of the Grantee's investment in the Exercise Shares.

          (f) Registration; Restrictions on Sale upon Public Offering.  The
              -------------------------------------------------------
Grantee acknowledges and agrees that in respect of any Exercise Shares purchased upon exercise of all or any of the Options, the Grantee shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of April 30, 1998, among Holding and certain stockholders of Holding, as the same may be amended, modified or supplemented from time to time (the "Registration and Participation Agreement"), to the
                        ----------------------------------------
extent set forth therein. The Grantee agrees that, in the event that Holding files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Grantee will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such public offering), including but not limited to, pursuant to Rule 144 or Rule 144A under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement. The Grantee further understands and acknowledges that any sale, transfer or other disposition of the Exercise Shares by him following a public offering will be subject to compliance with, and may be limited under, the federal securities laws and/or state "blue sky" and/or non-U.S. securities laws.

          (g)  Section 83(b) Election.  The Grantee agrees that, within 20 days
               ----------------------
of any Exercise Date that occurs prior to a Public Offering, the Grantee shall give notice to the Company and Holding as to whether the Grantee has made or intends to make an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Exercise Shares purchased on such date, and acknowledges that if the Grantee is subject to United States federal income tax the Grantee will be solely responsible for any and all U.S., state, and non-U.S. income and other tax liabilities payable by the Grantee in connection with the Grantee's exercise of any Options or purchase or receipt of any Exercise Shares or attributable to the Grantee's making or failing to make such an election.

          8.  Representations and Warranties of the Company.  The Company
              ---------------------------------------------
represents and warrants to the Grantee that (a) the Company has been duly
                                             -
incorporated and is an existing corporation in good standing under the laws of the state of Delaware, (b) this Agreement has been duly authorized, executed and
                        -
delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, (c)
                                                                              -
Holding has issued to the Company the Holding Warrant, pursuant to which the Company will be entitled to purchase from time to time up to 104,282 shares in the aggregate of Common Stock from Holding for a purchase price per share equal to the fair market value per share of Common Stock at the time of exercise plus any capital or other taxes imposed in connection with the issuance of such shares pursuant to the Holding Warrant and (d) the Exercise Shares, when issued,
                                            -
delivered and paid for, upon exercise of the Options in accordance with the terms hereof and the Management Stock Subscription Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, the Management Stock Subscription Agreement or otherwise in connection with the transactions contemplated hereby.

          9.  Change in Control.
              -----------------

          (a)  Service Options and Vested Performance Options.  Subject to
               ----------------------------------------------
Section 9(d), in the event of a Change in Control, all of the Included Options (as defined in Section 9(b) below) shall be canceled in exchange for a payment in accordance with Section 9(c) of an amount equal to the excess, if any, of (i)
                                                                              -
the product of the Change in Control Price multiplied by the aggregate number of Shares covered by all such Included Options immediately prior to the Change in Control, (ii) over the aggregate Option Price for all such Shares. Performance
          --
Options that are not Included Options, if any, shall automatically terminate and be canceled upon the consummation of the transaction constituting the Change in Control.

          (b) Definition of Included Options.  The term "Included Options" shall
              ------------------------------
mean, collectively, (i) each Service Option outstanding immediately prior to the
                     -
consummation of the transaction constituting the Change in Control (regardless of whether such Service Option is at such time otherwise vested or exercisable),
(ii) each Performance Option outstanding immediately prior to the consummation
 --
of the transaction constituting the Change in Control that shall have become vested in accordance with Section 3(b) hereof prior to such time, if any, and

(iii) if any Performance Options have not become vested in accordance with
----
Section 3(b) prior to the date of the consummation of the transaction constituting the Change in Control, the number of Performance Options equal to the excess, if any, of (x) the product of (I) the quotient, expressed as a
                        -                  -
percentage, of (A) the actual aggregate EBITDA achieved by Holding and the
                -
Subsidiaries during the Measurement Period divided by (B) the sum of the Annual
                                                       -
EBITDA Targets for each of the 1998, 1999 and 2000 Fiscal Years, multiplied by
(II) the total number of Performance Options granted hereunder over (y) the
---                                                                  -
total number of Performance Options which have become vested in accordance with
Section 3(b) prior to such time.

          (c)  Timing of Option Cancellation Payments; Discretionary
               -----------------------------------------------------
Acceleration. Notwithstanding the provisions of the preceding paragraphs (a) and
------------
(b), the Board (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) may determine, in its discretion, to accelerate the exercisability or cause the cancellation and payment of an amount calculated as provided in Section 9(a) in respect of all or any additional portion of the Performance Options.

          Payment of the amount calculated in accordance with Section 9(a) shall be made in cash or, if determined by the Board (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of a share of common stock of the New Employer shall be determined by the Board (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith, on the basis of the factors described in the definition of the term "Fair Market Value" contained in Section 1, other than an Applicable Share Valuation, as applied to the business, operations and financial results of the New Employer and its subsidiaries and applicable affiliates.

          (d)  Alternative Options.  Notwithstanding Sections 9(a), 9(b) and
               -------------------
9(c), no cancellation, termination, acceleration of exercisability or vesting or settlement or other payment shall occur with respect to any Option, including any Included Option, if the Board (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that the Options shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an "Alternative Option")
                                                           ------------------
by the New Company, provided that any Alternative Options must:
                    --------

          (i) provide the Grantee with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under the terms of the Options immediately prior to the consummation of the transaction constituting the Change in Control, including, but not limited to, an identical or better exercise and vesting schedule and identical or better timing and methods of exercise or payment;

          (ii) have substantially equivalent economic value to the Options (determined at the time of the Change in Control); and

          (iii) have terms and conditions which provide that in the event that the Grantee's employment is terminated by the New Employer for any reason other than for Cause or by the Grantee for Good Reason within two years following a Change in Control:

               (x) any conditions on the Grantee's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be; or

               (y) the Grantee shall have the right to surrender such Alternative Option within 30 days following such termination in exchange for a payment in cash equal to the excess of the fair market value of the common stock subject to the Alternative Option over the price, if any, that the Grantee would be required to pay to exercise such Alternative Option.


          10.  Certain Restrictions on Repurchases.
               -----------------------------------

          (a)  Financing Agreements, etc.  Notwithstanding any other provision
               -------------------------
of this Agreement, the Company shall not be obligated or permitted to pay the purchase price for any Covered Options that the Company may elect to purchase from the Grantee pursuant to Section 5(c) if (i) the payment of such purchase
                                              -
price would result in a violation of the terms or provisions of, or result in a default or an event of default under, any guarantee, financing or security agreement or document entered into (I) by Holding or any of its Subsidiaries
                                    -
prior to the Acquisition that remains outstanding in any part on or after the Acquisition, (II) by Holding or any of its Subsidiaries in connection with the
              --
Acquisition, or the financing of the Acquisition, or (III) otherwise from time
                                                      ---
to time in connection with the operations of Holding or any of its Subsidiaries (such agreements and documents, as each may be amended, modified or supplemented from time to time, are referred to herein as the "Financing Agreements"), in
                                                  --------------------
each case as the same may be amended, modified or supplemented from time to time, (ii) the payment of such purchase price would violate any of the terms or
       --
provisions of the Certificate of Incorporation of the Company or (iii) the
                                                                  ---
Company has no funds legally available therefor under the laws of the state of Delaware.

          (b) Delay of Purchase.  In the event that the payment of the purchase
              -----------------
price for any Covered Options by the Company otherwise permitted under Section 5(c) is prevented solely by the terms of Section 10(a), (i) the payment of such
                                                         -
purchase price will be postponed and will be made without the application of further conditions or impediments (other than as set forth in Section 5 hereof or in this Section 10) at the first opportunity thereafter when the Company has funds legally available therefor and when the payment of such purchase price will not result in any default, event of default by Holding or any of its Subsidiaries or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation of the Company and (ii) the Grantee's right to receive payment of such purchase price
             --
shall rank against other similar rights with respect to shares of Common Stock or options in respect thereof according to priority in time of the effective date of the event giving rise to any such right, provided that any such right as
                                                 --------
to which a common date determines priority shall be of equal priority and shall share pro rata in any purchase payments made pursuant to clause (i) above.

          (c) Purchase Price Adjustment.  In the event that the payment of the
              -------------------------
purchase price for any Covered Options is delayed pursuant to this Section 10, the purchase price for such Covered Options when the purchase price is eventually paid as contemplated by Section 10(b) shall be the sum of (a) the
                                                                      -
Purchase Price of such Covered Options, as determined in accordance with Section 5(f) at the time that the Purchase Price would have been paid but for the operation of this Section 10, plus (b) an amount equal to interest on such
                                    -
Purchase Price for the period from the date on which the Purchase Price would have been paid but for the operation of this Section 10 to the date on which such Purchase Price is actually paid (the "Delay Period"), at an annual
                                                 ------------
rate of interest equal to the average annual cost to Holding and its Subsidiaries of their bank indebtedness obligations outstanding during the Delay Period or, if there are no such obligations outstanding, one percentage point greater than the average annual prime rate charged during the Delay Period by Chase Bank or such other nationally recognized bank designated by the Company.

          11.  No Rights as Stockholder.  The Grantee shall have no voting or
               ------------------------
other rights as a stockholder of Holding with respect to any Shares covered by the Options until the exercise of the Options and the issuance of a certificate or certificates to the Grantee for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

          12.  Capital Adjustments.  The number and price of the Shares covered
               -------------------
by the Options shall be proportionately adjusted to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of Holding. Subject to any required action by the stockholders of Holding and
Section 9 hereof, in any merger, consolidation, reorganization, exchange of shares, liquidation or dissolution, the Options shall pertain to the securities and other property, if any, that a holder of the number of shares of Common Stock covered by the Options would have been entitled to receive in connection with such event.

          13.  Miscellaneous.
               -------------

          (a)  Notices.  All notices and other communications required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to Holding, the CD&R Fund or the Grantee, as the case may be, at the following addresses or to such other address as Holding, the CD&R Fund or the Grantee, as the case may be, shall specify by notice to the others:

          (i)  if to the Company, to it at:

               Jafra Cosmetics International, Inc.
               2451 Townsgate Road
               Westlake Village, CA 91361
               Attention:  General Counsel
               ---------

         (ii) if to the Grantee, to the Grantee at the address set forth on the signature page hereof, with a copy to:

               Stephan G. Bachelder & Associates, P.A.
               22 Free Street
               Portland, Maine 04101
               Attention:  Stephan G. Bachelder, Esq.
               ---------

        (iii)  if to the CD&R Fund, to:

               Clayton, Dubilier & Rice Fund V
                 Limited Partnership
               Foulkstone Plaza, Suite 102
               1403 Foulk Road
               Wilmington, Delaware 19803
               Attention:  Joseph L. Rice, III
               ---------

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof, provided that the party giving such notice or communication
                 --------
shall have attempted to telephone the party or parties to which notice is being given during regular business hours on or before the day such notice or communication is being sent, to advise such party or parties that such notice is being sent. Copies of any notice or other communication given under this Agreement shall also be given to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue
               New York, New York  10152
               Attention:  Donald J. Gogel
               ---------

               and

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Attention:  Paul S. Bird, Esq.
               ---------

The CD&R Fund also shall be given a copy of any notice or other communication between the Grantee and the Company under this Agreement at its address as set forth above.

          (b) Binding Effect; Benefits.  This Agreement shall be binding upon
              ------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as provided in Section 5, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  Waiver; Amendment.
               -----------------

          (i) Waiver.  Any party hereto or beneficiary hereof may by written
              ------
     notice to the other parties (A) extend the time for the performance of any
                                  -
     of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of
                 -
     the other parties contained in this Agreement and (C) waive or modify
                                                        -
     performance of any of the obligations of the other parties under this Agreement, provided that any waiver of the provisions of Section 5 must be
                --------
     consented to in writing by the CD&R Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

         (ii) Amendment.  This Agreement may not be amended, modified or
              ---------
     supplemented orally, but only by a written instrument executed by the Grantee and the Company, and (in the case of any amendment, modification or supplement that adversely affects the rights of the CD&R Fund hereunder) consented to by the CD&R Fund in writing. The parties hereto acknowledge that the Company's consent to an amendment or modification of this Agreement may be subject to the terms and provisions of the Financing Agreements.

          (d) Assignability.  Neither this Agreement nor any right, remedy,
              -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by Holding or the Grantee without the prior written consent of the other parties and the CD&R Fund. The CD&R Fund may assign from time to time all or any portion of its rights under Section 5 to one or more Affiliates designated by it.

          (e) Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
              --------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS WHICH WOULD REQUIRE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

          (f) Jurisdiction.  The Grantee hereby irrevocably and unconditionally
              ------------
submits, for him or her self and his or her property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out or of relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Company may otherwise have to bring any action or proceeding relating to this Agreement against the Grantee or his or her properties in the courts of any jurisdiction. The Grantee hereby irrevocably and unconditionally waives, to the fullest extent he or she may legally and effectively do so, any objection that he or she may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (g) Section and Other Headings, etc.  The section and other headings
              -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (h) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

                         JAFRA COSMETICS INTERNATIONAL, INC.


                         By:___________________________________________________
                               Name:
                               Title:


                         THE GRANTEE:

                         Name



                         By:__________________________________________________
                               as Attorney-in-Fact
                               Name:



                         Address of the Grantee:




                             Service Options  Performance Options
                             ---------------  -------------------
 Total Number of Shares of
 Common Stock for the
 Purchase of Which
 Options have Been
 Granted: